Exhibit 99.1

FOR IMMEDIATE RELEASE

DNOW Completes Combination with MRC Global

HOUSTON – November 06, 2025 – DNOW Inc. (NYSE: DNOW) (“DNOW” or the “Company”) today announced that it has completed its acquisition of MRC Global Inc. (“MRC Global”), creating a premier solutions provider to the energy and industrial markets.

Under the terms of the merger agreement, each share of MRC Global’s common stock was converted into the right to receive 0.9489 shares of DNOW’s common stock. In addition, MRC Global’s stock will no longer be listed for trading on the New York Stock Exchange (the “NYSE”), and MRC Global will no longer have reporting obligations under the Securities Exchange Act of 1934, as amended.

“This is a transformative milestone for our company, shareholders, customers and team members. The new DNOW brings together unparalleled access to industry leading energy, gas utility and industrial products, service and solutions from both companies to serve a broader and more diversified mix of customers,” said DNOW President and CEO David Cherechinsky. “This combination further enhances DNOW’s earnings durability, cash flow, financial position and ability to capitalize on growth opportunities across a broad range of attractive growth sectors. With the MRC Global and DNOW teams united as one, we are focused on completing a seamless transition and moving forward as a premier choice for our customers’ routine and most complex requirements.”

With the acquisition of MRC Global, DNOW expects to deliver significant strategic, operational and financial benefits to shareholders, including:

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Compelling and diverse growth opportunities through serving a broader mix of customers in the construction and maintenance of essential energy process, production and transmission infrastructure, including chemical processing, municipal water, utilities, mining and power generation.

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Expanded geographic footprint and distribution presence in the U.S., Canada and attractive international markets, with approximately 5,000 team members across more than 350 service and distribution locations throughout more than 20 countries.

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Substantial cash flow generation for organic investments in growth and productivity-enhancing technologies and investments that yield efficiencies and create value for customers. Maintaining a disciplined approach to capital allocation, the combined company expects to continue strategic acquisitions, return capital to shareholders and reduce debt towards a net cash position.

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A strong balance sheet with a streamlined capital structure allowing for greater capital allocation flexibility. DNOW is expected to generate $70 million of annual cost synergies within three years following closing through public company costs, corporate and IT systems, and operational and supply chain efficiencies.

Information on DNOW’s executive leadership and Board of Directors is available at https://ir.dnow.com.

About DNOW Inc.

DNOW is a premier energy and industrial solutions provider with a legacy of over 160 years as a leading distributor of pipe, valves, fittings (PVF), pumps and fabricated equipment. Headquartered in Houston, Texas, with approximately 5,000 employees and a global network of distribution and engineering locations; we provide a broad mix of quality products customers require to build and maintain essential infrastructure across the upstream, midstream, gas utilities, downstream, energy evolution and industrial markets. We deliver a comprehensive range of value-added supply chain solutions and technical product expertise, supported by advanced digital offerings. Our products and resources enable our customers to run their operations more efficiently and effectively to meet and exceed their business goals.

Cautionary Note Regarding Forward-Looking Statements

This press release includes “forward-looking statements” as defined under the federal securities laws. All statements other than statements of historical fact included or incorporated by reference in this press release, including, among other things, future events, plans and anticipated results of operations, business strategies, the anticipated benefits of the proposed transaction, the anticipated impact of the proposed transaction on DNOW’s business and future financial and operating results, the expected amount and timing of synergies from the proposed transaction and other aspects of DNOW’s operations or operating results are forward-looking statements. Words and phrases such as “ambition,” “anticipate,” “estimate,” “believe,” “budget,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “seek,” “should,” “will,” “would,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events can be used to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, DNOW expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond DNOW’s control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements.

The following important factors and uncertainties, among others, could cause actual results or events to differ materially from those described in forward-looking statements: DNOW’s ability to successfully integrate MRC Global’s businesses and technologies, which may result in DNOW not operating as effectively and efficiently as expected; the risk that the expected benefits and synergies of the proposed transaction may not be fully achieved in a timely manner, or at all; the risk that DNOW will be unable to retain and hire key personnel; the failure of the transaction to receive the anticipated tax treatment; the effect of the completion of the transaction on DNOW’s business relationships and business operations generally; uncertainty as to the long-term value of DNOW’s common stock; rating agency actions and DNOW’s ability to access short- and long-term debt markets on a timely and affordable basis; changes in commodity prices, including a prolonged decline in these prices relative to historical or future expected levels; global and regional changes in the demand, supply, prices, differentials or other market conditions affecting oil and gas, including changes resulting from any ongoing military conflict, including the conflicts in Ukraine and the Middle East, and the global response to such conflict, security threats on facilities and infrastructure, or from a public health crisis or from the imposition or lifting of crude oil production quotas or other actions that might be imposed by Organization of Petroleum Exporting

Countries and other producing countries and the resulting company or third-party actions in response to such changes; unexpected cost increases, inflationary pressures or technical difficulties in constructing, maintaining or modifying company facilities; the ability to implement business plans, forecasts or other expectations after the completion of the transaction, and to identify and realize additional opportunities; legislative and regulatory initiatives addressing global climate change or other environmental concerns; public health crises, including pandemics and epidemics and any impacts or related company or government policies or actions; investment in and development of competing or alternative energy sources; international monetary conditions and exchange rate fluctuations; changes in international trade relationships or governmental policies, including the imposition of price caps, or the imposition of trade restrictions or tariffs on any materials or products used in the operation of DNOW’s business, including any sanctions imposed as a result of any ongoing military conflict, including the conflicts in Ukraine and the Middle East; DNOW’s ability to collect payments when due; DNOW’s ability to complete any dispositions or acquisitions on time, if at all; the possibility that regulatory approvals for any dispositions or acquisitions will not be received on a timely basis, if at all, or that such approvals may require modification to the terms of those transactions or DNOW’s remaining businesses; business disruptions following any dispositions or acquisitions, including the diversion of management time and attention; potential liability for remedial actions under existing or future environmental regulations; potential liability resulting from pending or future litigation, including litigation related directly or indirectly to pending or completed transactions; the impact of competition and consolidation in the oil and natural gas industry; limited access to capital or insurance or significantly higher cost of capital or insurance related to illiquidity or uncertainty in the domestic or international financial markets or investor sentiment; general domestic and international economic and political conditions or developments, including as a result of any ongoing military conflict, including the conflicts in Ukraine and the Middle East; changes in fiscal regime or tax, environmental and other laws applicable to DNOW’s business; disruptions resulting from accidents, extraordinary weather events, civil unrest, political events, war, terrorism, cybersecurity threats or information technology failures, constraints or disruptions; and other economic, business, competitive and/or regulatory factors affecting DNOW’s business generally as set forth in its filings with the Securities and Exchange Commission (the “SEC”). While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to DNOW’s periodic reports and other filings with the SEC, including the risk factors contained in DNOW’s most recent Quarterly Reports on Form 10-Q and Annual Report on Form 10-K. Forward-looking statements represent current expectations and are inherently uncertain and are made only as of the date hereof (or, if applicable, the dates indicated in such statement). Except as required by law, DNOW does not undertake or assume any obligation to update any forward-looking statements, whether as a result of new information or to reflect subsequent events or circumstances or otherwise.

DNOW

Investors and Media

Brad Wise

Vice President, Digital Strategy and Investor Relations

(281) 823-4006